Exhibit 10.74

GENERAL ASSIGNMENT AND ASSUMPTION

(Mezzanine Loan)

COLUMN FINANCIAL, INC., a Delaware corporation (“Assignor”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, sells, transfers, delivers, sets-over and conveys to LASALLE BANK NATIONAL ASSOCATION, a national banking association, having an address at 135 S. LaSalle Street, Suite 1640, Chicago, IL 60603, (“Collateral Agent”), solely as Collateral Agent and Custodian for CPIM STRUCTURED CREDIT FUND 1500 L.P., CPIM STRUCTURED CREDIT FUND 1000 L.P., CPIM STRUCTURED CREDIT FUND 20 L.P., and KBS PARK CENTRAL, LLC (collectively, the “Noteholders” and together with the Collateral Agent, the “Assignee”) all right, title and interest of Assignor in, to and under or arising out of that certain mezzanine loan made by Assignor to W2001 Park Central Hotel Senior Mezz L.L.C., a Delaware limited liability company, in the original principal amount of $58,000,000.00 (the “Mezzanine Loan”), other than Assignor’s interest in the four replacement promissory notes evidencing the Mezzanine Loan (the “Notes”), one of which has been assigned to each of the Noteholders, which Mezzanine Loan is evidenced, secured by and more particularly described in those documents set forth in Schedule I attached hereto and made a part hereof (collectively, the “Mezzanine Loan Documents”), TOGETHER WITH all right, title and interest of Assignors in, to and under or arising out of:

(i) the Mezzanine Loan Documents;

(ii) all guaranties, indemnifications, releases, affidavits, certificates, UCC insurance policies, certificates of deposit, letters of credit and other documents executed and/or delivered to Assignor in connection with the Mezzanine Loan;

(iii) all assignments and/or pledges, whether direct or collateral, of beneficial or equitable interests, proceeds, royalties, contracts, plans, specifications, permits, licenses, reserves, holdbacks, escrows, stocks, bonds and securities made to Assignor in connection with the Mezzanine Loan and other such assignments of collateral, whether direct or collateral, made to Assignor in connection with the Mezzanine Loan;

(iv) all modifications, amendments, consolidations, renewals, extensions or restatements of any of the foregoing; and

(v) all demands, claims, causes of action and judgments relating to any of the foregoing and all rights accrued or to accrue thereunder.

Assignee hereby accepts the foregoing assignment and assumes, solely as and to the extent of its rights and obligations as Collateral Agent on behalf of the Noteholders, all of the rights and obligations of Assignor arising after the date hereof out of the Mezzanine Loan, the Mezzanine Loan Documents, the Intercreditor Agreement, and other interests so assigned. Each Noteholder hereby assumes, severally (in proportion to its Percentage Interest, as defined in the Noteholders’ Agreement of even date herewith among the Noteholders, Assignor, and Assignee) and not jointly, all of the rights and obligations of Assignor arising after the date hereof out of the Mezzanine Loan, the Mezzanine Loan Documents, the Intercreditor Agreement, and other interests so assigned

TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever.

It is expressly understood that, except as otherwise expressly set forth herein and in Schedule II, this Assignment is made by Assignor and assumed and accepted by Assignee without any guarantee, representation or warranty of any kind on the part of Assignor and without recourse to Assignor in any event or for any cause, and Assignee hereby releases Assignor from any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys’ fees and disbursements) suffered or incurred by Assignee arising from or in connection with the Mezzanine Loan and the Mezzanine Loan Documents.

Assignor hereby agrees to execute such other assignments, instruments and other documents as Assignee may reasonably request in confirmation of, and/or in furtherance of, the assignment made hereunder.

THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the 23rd day of March, 2007.

ASSIGNOR:

COLUMN FINANCIAL, INC.,
a Delaware corporation

By:	/s/ Authorized Signatory
Name:
Title:

[additional signature pages follow]

ASSIGNEE:

LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Collateral Agent

By:	/s/ Authorized Signatory
Name:
Title:

[additional signature pages follow]

CPIM Structured Credit Fund 1500 L.P.
as Initial Note A-1 Holder

By:	Cambridge Place Investment Management LLP,
Its:	Investment Manger

	By:	/s/ Authorized Signatory
Name:
Title:

	By:	/s/ Authorized Signatory
Name:
Title:

[additional signature pages follow]

CPIM Structured Credit Fund 1000 L.P.
As Initial Note A-2 Holder

By:	Cambridge Place Investment Management LLP,
Its:	Investment Manger

	By:	/s/ Authorized Signatory
Name:
Title:

	By	/s/ Authorized Signatory
Name:
Title:

[additional signature pages follow]

CPIM Structured Credit Fund 20 L.P.
as Initial Note A-3 Holder

By:	Cambridge Place Investment Management LLP,
Its:	Investment Manger

	By:	/s/ Authorized Signatory
Name:
Title:

	By:	/s/ Authorized Signatory
Name:
Title:

[additional signature page follows]

KBS PARK CENTRAL, LLC,
a Delaware limited liability company
as Initial Note A-4 Holder

By:	KBS REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member

	By:	KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its sole member

		By:	KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its general partner

			By:	/s/ Charles J. Schreiber, Jr.
			Name:	Charles J. Schreiber, Jr.
			Title:	Chief Executive Officer